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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22004

ING Emerging Markets High Dividend Equity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                     February 28

Date of reporting period:                 February 29, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 29, 2012

ING Emerging Markets High Dividend Equity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IHD.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. The sub-adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets IndexSM. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds (“ETFs”) and/or international, regional or country indices of equity securities, and/or on equity securities.

For the year ended February 29, 2012, the Fund made quarterly distributions totaling $1.20 per share, which were characterized as $1.03 per share return of capital and $0.17 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of (5.96)% for the period ended February 29, 2012.(1) This NAV return reflects a decrease in the Fund’s NAV from $19.06 on April 26, 2011 to $16.60 on February 29, 2012. Based on its share price, the Fund provided a total return of (14.21)% for the period ended February 29, 2012(2). This share price return reflects a decrease in the Fund’s share price from $20.00 on April 26, 2011 to $15.89 on February 29, 2012.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open-and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 2, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  YEAR ENDED FEBRUARY 29, 2012

By the half way point in our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down more than 11%. The slump continued in September before better news from the U.S. drove a rebound in October, which held to year-end and gathered new strength in the first two months of 2012. For the whole tumultuous fiscal year the MSCI World IndexSM lost just 1.57% (The MSCI World IndexSM returned (1.69)% for the year ended February 29, 2012, measured in U.S. dollars).

In our semi-annual report we described how the domestic economy seemed to be on the brink of another recession and according to many commentators it was all about jobs. Healthy employment conditions, it was said, boost wages, consumer confidence, spending, house prices, and ultimately investment and Gross Domestic Product (“GDP”) itself. While the cause and effect relationships are arguably more complex, the fact remained that the most recent reports had shown no jobs created at all in August, the unemployment rate at 9.1%, GDP meandering up at a rate of 1.3% (quarter-over-quarter, annualized), wages & salaries and retail sales flat and home prices falling.

Markets were greatly relieved therefore, when more positive data started to emerge in October. The employment report showed 103,000 new jobs created in September, with upward revisions of 99,000 to the prior two months. Improvement continued into 2012 and by February the Bureau of Labor Statistics was reporting 243,000 jobs created in January, with a three-month average of 201,000 and the unemployment rate down to 8.3%. On the last day of February, the Commerce Department’s news release showed a much improved fourth quarter 2011 GDP growth rate of 3.0% and an acceleration in the growth of wages & salaries to 5.2% over the fourth quarter of 2010.

Not all economic statistics were favorable as the fiscal year ended. Retail sales were still sluggish and home prices still falling. But a return to recession, feared just a few months earlier, was now out of the question.

The euro zone’s sovereign debt crisis continued to move markets. Greece sought to restructure its debt which stands at about 160% of GDP. Much of this debt, as well as the bonds of the much larger Italy and Spain, is held by European banks. Concern deepened into a crisis in confidence, threatening to paralyze the banking system and trip the region back into recession. In August, the European Central Bank (“ECB”) started to buy Italian and Spanish bonds, a role it was never meant to play. By October, French and German leaders Sarkozy and Merkel were pledging, yet again, to deliver a comprehensive plan to address the crisis.

In the end, the “plan” amounted to very little. The agreement, struck at yet another summit of European Union leaders on December 11, included legally enforceable restrictions on budget deficits: a baby step towards closer fiscal union. But it provided no “lender of last resort” to governments, nor measures to promote growth and liberalize markets.

A second bailout package for Greece was finally approved on February 21st, involving €130 billion in new funds, spending cuts, asset sales and lay-offs. Private sector lenders to Greece would take a 75% reduction in the value of their holdings.

The ECB would lend to banks for three years at an interest rate of just 1%, and by the end of our fiscal year banks had borrowed more than €1 trillion.

This bought time, but investors were under no illusions that the problems had been solved.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 8.37% in the fiscal year. Both the corporate investment grade bond and Treasury sub-indices outperformed; the former were seen as good value while Treasuries were supported during periods of risk-aversion. Agency mortgage backed securities underperformed, especially in the second half, on fears that measures to help the mortgage market would lead to a high volume of early repayments.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 5.12%, thanks to a 22% surge after September, as the perceived risk of recession eased. Despite this, the price/earnings ratio for the index at fiscal year-end, as calculated by Standard and Poor’s based on 2011 earnings, was still just 14.2. The 40-quarter average ratio through December 2011 was 17.85. Whether this implies good value however, depends on the sustainability of earnings, and earnings estimates have been falling.

In currency markets the euro zone’s problems finally took their toll on the euro, which dropped sharply after October, before recovering. The U.S. dollar appreciated 2.36% over the fiscal year. Dollar demand also affected the pound, the dollar gaining 1.66%. But the dollar lost 1.43% against the yen, despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 11.24% in the fiscal year. The economy contracted in four quarters out of the last five, weighed down by ten consecutive monthly trade deficits, as it struggled to recover from natural disasters, and burdened by a strong yen. The MSCI Europe ex UK® Index lost 9.58%, relieved at the better data from the US but still depressed by the recessionary threat of the sovereign debt crisis, with unemployment perched at 10.6%, a euro-era high. The MSCI UK® Index added 1.60%. GDP fell 0.2% in the fourth quarter from the third, in the face of weak euro zone demand and fiscal austerity at home. But surprisingly, good purchasing managers’ indices suggested that a return to technical recession might yet be avoided.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification

as of February 29, 2012

(as a percentage of net assets)

China	17.2%
Brazil	15.0%
Taiwan	11.4%
South Korea	10.1%
South Africa	7.1%
Hong Kong	5.8%
Indonesia	5.2%
Russia	4.8%
Singapore	3.1%
India	3.1%
Countries between 0.5%-2.9%^	16.6%
Assets in Excess of Other Liabilities*	0.6%

Net Assets	100.0%

*	Includes short-term investments.
^	Includes 13 countries, which each represents 0.5%-2.9% of net assets.

Portfolio holdings are subject to change daily.

ING Emerging Markets High Dividend Equity Fund’s (the “Fund”) primary investment objective seeks to provide total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objectives by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds (“ETFs”) and/or international, regional or country indices of equity securities, and/or on equity securities.

Portfolio Management: The Fund is managed by Manu Vandenbulck, Nicolas Simar, Patrick den Besten, Willem van Dommelen and Edwin Cuppen, Portfolio Managers, ING Investment Management Advisors B.V. (Europe) — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets IndexSM.

The Fund will invest in approximately 60 to 120 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

For the purpose of the Fund’s investments, the following countries are considered emerging markets: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Korea, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovakia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Zimbabwe.

In addition, the Fund may invest up to 20% of its Managed Assets in the equity securities of issuers in countries which are not considered emerging markets.

The Fund’s Options Strategy: The Fund writes (sells) call options on selected ETFs and/or international, regional or country indicies of equity securities, and/or on equity securities, with the underlying value of such calls having 15% to 50% of total value of the Fund’s portfolio. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio.

Performance: Based on net asset value (“NAV”), the Fund had a total return of (5.96)% for the period from inception on April 26, 2011 through February 29, 2012. Based on its share price as of February 29, 2012, the Fund provided a total return of (14.21)% for the period from inception on April 26, 2011 through February 29, 2012. The Fund is not benchmarked to an index but uses the MSCI Emerging Markets IndexSM as a reference index, which returned (8.50)% for the period from April 26, 2011 to February 29, 2012. During the period, the Fund made quarterly distributions totaling $1.20 per share, which were characterized as $1.03 per share return of capital and $0.17 per share net investment income. As of February 29, 2012, the Fund had 19,255,000 shares outstanding.

Overview: Global emerging market (“EM”) equities retreated early in the reporting period, which was dominated by growth concerns across developed markets and sovereign debt worries in Europe. Continued

Top Ten Holdings

as of February 29, 2012

(as a percentage of net assets)

Gazprom OAO ADR	2.6%
Petroleo Brasileiro SA ADR	2.3%
China Mobile Ltd. ADR	2.0%
Posco	2.0%
Vale SA	2.0%
China Resources Power Holdings Co.	1.9%
Samsung Electronics Co., Ltd.	1.9%
HTC Corp.	1.8%
China Pacific Insurance Group Co., Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

inflationary pressures led by higher food prices in China and India forced central banks to raise interest rates again. Reserve rate requirements were raised in China which also added to growth concerns encouraging debate between hard versus soft landing scenarios for the economy. August turned out to be a challenging month for global equities, with many country indices posting double-digit declines. No single sector escaped this sell-off but financials and cyclical sectors were particularly hard hit.

Emerging markets recovered quickly in October after the sharp sell-off in September. However, negative macro news and risk aversion, resulting in increasing European sovereign bond yields, pushed global equities lower. A rally from mid-December onwards helped to pare back some losses, but EM once again underperformed developed markets as investors favored the developed world. Brazil and China performed strongly as the easing of monetary policy and better news on economic growth and inflation comforted investors. At the other end India and Turkey fell sharply.

Equity Portfolio: The Fund’s equity portfolio outperformed the reference index during the reporting period. Sector allocation added to performance, but stock selection detracted. Underweights in the energy and materials sectors and an overweight in telecommunications contributed. Stock picking in the information technology (“IT”), financials and utility sectors was positive. Stock picking in consumer staples and materials detracted from results.

The Fund’s top net contributors for the period included an off-index position in China Mobile Ltd., an overweight of Taiwanese mobile phone maker HTC Corp. and lack of exposure to Russian energy producer Gazprom OAO. The Fund’s worst performing holdings included overweights of Chaoda Modern Agriculture (Holdings) Ltd., the Chinese fruit and vegetable grower that had corporate governance issues; an off-index position in preferred stock of Mechel, a Russian industrial conglomerate; and an overweight of China High Speed Transmission Equipment Group Co. Ltd.

At the end of the reporting period, relative to the MSCI Emerging Markets IndexSM, the Fund was overweight in utilities, telecommunications and health care; its largest underweights were in materials and IT. The Fund had an underweight in India, where dividend payouts are low.

Options Portfolio: During the reporting period call options were written against the EM portfolio. The option portfolio consists of a series of short-dated call options on the iShares ETF with the MSCI Emerging Markets IndexSM as underlying. The options were generally sold having a maturity in the range of four to five weeks. The overall portfolio coverage was 20%. Options were sold generally at-the-money and implemented in the over-the-counter market to enable the Fund managers to profit from its flexibility, liquidity and opportunities.

The markets experienced a downward trend for most of the reporting period, and the reference index hit a 2011 low in early October. This trend was accompanied by increased volatility, which resulted in higher premiums collected by the covered call writing strategy. From then until the end of the period, markets picked up and implied volatility decreased. For the full reporting period the total premium collected exceeded the amount that had to be settled at expiry; therefore, the strategy added value. Overall, the option overlay reduced the volatility of Fund returns.

Outlook and Current Strategy: Analysts continue to cut EM growth estimates as developed market growth slows, and we see clear signs of export growth being affected. Despite weakening global growth, we believe Russia, India and China are still most likely to offer the better growth rates within EM. We see signs of reduced inflationary pressure in emerging markets with good numbers recently coming from China and India. We feel there is room for China to surprise on the upside through monetary relaxation and through fiscal stimulus. On the fiscal side we do not expect a repeat of the big infrastructure project of 2008 and expect measures to be more focused on consumers, health and safety. Earnings growth estimates for 2012 remain around 11%; we believe these are likely to come down. Emerging markets continue to have earnings growth assumptions in line with developed markets and continue to trade at a discount to their developed market peers, providing fundamental support for EM equities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Emerging Markets High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING Emerging Market High Dividend Equity Fund as of February 29, 2012, and the related statements of operations and, changes in net assets and the financial highlights for the period from April 26, 2011 (commencement of operations) to February 29, 2012. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Emerging Markets High Dividend Equity Fund as of February 29, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 26, 2012

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 29, 2012

ASSETS:
Investments in securities at value*	$317,567,726
Short-term investments at value***	3,503,412
Foreign currencies at value*****	23,904
Receivables:
Dividends	836,246
Receivable due from manager	41,709

Total assets	321,972,997

LIABILITIES:
Payable to affiliates	310,498
Payable to custodian due to bank overdraft	847,281
Payable for trustee fees	1,087
Other accrued expenses and liabilities	107,744
Written options, at fair value^	1,141,743

Total liabilities	2,408,353

NET ASSETS	$319,564,644

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$347,230,928
Undistributed net investment income	284,844
Accumulated net realized loss	(15,229,950)
Net unrealized depreciation	(12,721,178)

NET ASSETS	$319,564,644

* Cost of investments in securities	$330,766,290
*** Cost of short-term investments	$3,503,412
*****Cost of foreign currencies	$23,937
^ Premiums received on written options	$1,604,535

Net assets	$319,564,644
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	19,255,000
Net asset value and redemption price per share	$16.60

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 29, 2012

April 26, 2011(1) to February 29, 2012
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,457,560

Total investment income	8,457,560

EXPENSES:
Investment management fees	3,042,520
Transfer agent fees	16,679
Administrative service fees	264,563
Shareholder reporting expense	35,146
Professional fees	57,259
Custody and accounting expense	309,151
Trustee fees	8,601
Organizational expense	50,000
Miscellaneous expense	12,756

Total expenses	3,796,675
Net waived and reimbursed fees	(50,000)

Net expenses	3,746,675

Net investment income	4,710,885

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,281,425)
Foreign currency related transactions	(1,409,630)
Written options	4,366,992

Net realized loss	(16,324,063)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,198,564)
Foreign currency related transactions	14,594
Written options	462,792

Net change in unrealized appreciation (depreciation)	(12,721,178)

Net realized and unrealized loss	(29,045,241)

Decrease in net assets resulting from operations	$(24,334,356)

* Foreign taxes withheld	$806,526
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

April 26, 2011(1) to February 29, 2012
FROM OPERATIONS:
Net investment income	$4,710,885
Net realized (loss)	(16,324,063)
Net change in unrealized (depreciation)	(12,721,178)

Decrease in net assets resulting from operations	(24,334,356)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,346,360)
Return of capital	(19,759,640)

Total distributions	(23,106,000)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares(2)	367,005,000

Net increase in net assets	319,564,644

NET ASSETS:
Beginning of year or period	—

End of year or period	$319,564,644

Undistributed net investment income at end of year or period	$284,844

(1)	Commencement of operations.
(2)	Proceeds from sales of shares net of sales load paid of $17,325,000 and offering costs of $770,000.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the year or period.

	Per Share Operating Performance													Ratios and Supplemental Data
			Income (loss) from investment operations			Less distributions									Ratios to average net assets

	Net asset value, beginning of period		Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains on investments	From return of capital	Total distributions	Net asset value, end of period	Market value, end of period	Total investment return at net asset value(3)	Total investment return at market value(4)	Net assets, end of period (000's)	Gross expenses prior to expense waiver(5)	Net expenses after expense waiver(5)(6)	Net investment income after expense waiver(5)(6)	Portfolio turnover rate

Year or period ended	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($)	(%)	(%)	(%)	(%)
04-26-11(1) - 02-29-12	19.06	(2)	0.24	(1.50)	(1.26)	0.17	—	1.03	1.20	16.60	15.89	(5.96)	(14.21)	319,565	1.43	1.41	1.77	61

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.
(6)

The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012

NOTE 1 — ORGANIZATION

ING Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the period ended February 29, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended February 29, 2012. There were no credit events during the year ended February 29, 2012 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 29, 2012, the total value of written OTC call options subject to Master Agreements in a net liability position was $1,141,743. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the year ended February 29, 2012 that triggered any credit related contingent features.

H. Offering Costs and Organization Expenses. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred. As of February 29, 2012, the Fund waived $50,000 of organization expenses.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written OTC call option activity during the period ended February 29, 2012.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Advisor”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. Managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 29, 2012, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (a “Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”) a subsidiary of ING Groep, domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 29, 2012, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$285,658	$24,840	$310,498

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended February 29, 2012, excluding short-term securities, were $541,795,666 and $191,742,853, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.50% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/11*	—	$—
Options Written	15,689,700	20,317,619
Options Expired	(9,752,000)	(12,727,256)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(4,504,600)	(5,985,828)

Balance at 02/29/12	1,433,100	$1,604,535

*	Fund commenced operations on April 26, 2011.

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Net increase in shares outstanding	Shares sold		Net increase
Year or period ended	#	#	($)		($)
4/26/2011(1) - 2/29/2012	19,255,000	19,255,000	367,005,000	(2)	367,005,000

(1)	Commencement of operations.
(2)	Proceeds from sales of shares net of sales load paid of $17,325,000 and offering costs of $770,000.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2011:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(14,432)	$(1,079,681)	$1,094,113

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2011
Ordinary Income	Return of Capital
$3,346,360	$19,759,640

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2011 were:

Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Short-term Capital Loss Carryforwards	Expiration
$(61,993,287)	$(1,870,065)	$(4,372,549)	N/A

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2011.

As of February 29, 2012, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s tax year ended December 31,

2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of February 29, 2012, management of the Fund is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 29, 2012, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.400	3/15/2012	4/16/2012	4/4/2012

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.4%
		Belgium: 0.9%
82,657		Other Securities	$2,859,971	0.9

		Brazil: 15.0%
281,636		Banco do Brasil S.A.	4,567,514	1.4
552,200		Embraer SA	4,132,054	1.3
189,300		Itau Unibanco Holding S.A.	4,045,602	1.3
260,209		Petroleo Brasileiro SA ADR	7,413,354	2.3
402,063		Porto Seguro SA	5,080,662	1.6
252,876		Vale SA	6,271,649	2.0
1,421,410		Other Securities	16,266,847	5.1
			47,777,682	15.0
		Chile: 1.6%
12,784,176		Enersis SA	5,203,188	1.6

		China: 17.2%
1,049,000		BOC Hong Kong Holdings Ltd.	2,926,027	0.9
6,432,000		China Communications Services Corp., Ltd.	3,298,039	1.0
1,512,800		China Pacific Insurance Group Co., Ltd.	5,430,992	1.7
3,272,000		China Petroleum & Chemical Corp.	3,721,488	1.2
3,172,000		China Resources Power Holdings Co.	6,228,562	1.9
3,402,000		China Shanshui Cement Group Ltd.	3,142,890	1.0
789,000	#,@	CITIC Securities Co. Ltd.	1,747,637	0.5
1,810,000		CNOOC Ltd.	4,109,801	1.3
2,678,000		Guangzhou Automobile Group Co. Ltd.	3,146,579	1.0
6,687,000		Industrial and Commercial Bank of China Ltd.	4,879,270	1.5
11,406,000		Kingdee International Software Group Co., Ltd.	3,059,000	1.0
2,469,000		Parkson Retail Group Ltd.	2,935,960	0.9
24,147,000		Other Securities	10,469,116	3.3
			55,095,361	17.2

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Colombia: 1.1%
60,700	Ecopetrol SA ADR	$3,532,133	1.1
	Czech Republic: 1.5%
74,176	Other Securities	4,799,080	1.5

	Hong Kong: 5.8%
123,000	China Mobile Ltd. ADR	6,520,230	2.0
1,329,000	Chow Sang Sang Holdings International Ltd.	3,608,015	1.1
9,318,500	Other Securities	8,511,969	2.7
		18,640,214	5.8
	Hungary: 0.5%
8,599	Other Securities	1,545,612	0.5

	India: 3.1%
799,373	NTPC Ltd.	2,948,733	0.9
495,608	Oil & Natural Gas Corp., Ltd.	2,959,659	0.9
498,027	Other Securities	3,987,549	1.3
		9,895,941	3.1
	Indonesia: 5.2%
891,500	Indo Tambangraya Megah PT	4,270,049	1.3
7,262,500	Indofood Sukses Makmur Tbk PT	4,092,731	1.3
10,436,500	Perusahaan Gas Negara PT	4,320,645	1.3
5,142,000	Telekomunikasi Indonesia Tbk PT	4,004,582	1.3
		16,688,007	5.2
	Malaysia: 2.9%
1,350,700	CIMB Group Holdings Bhd	3,218,139	1.0
3,116,500	Other Securities	6,114,365	1.9
		9,332,504	2.9
	Mexico: 1.2%
3,155,144	America Movil SAB de CV	3,791,225	1.2

	Peru: 0.6%
14,300	Other Securities	1,757,327	0.6

	Poland: 2.1%
3,383,047	Polskie Gornictwo Naftowe I Gazownictwo SA	3,972,305	1.2
26,785	Powszechny Zaklad Ubezpieczen SA	2,891,928	0.9
		6,864,233	2.1

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Qatar: 0.8%
116,405	Other Securities	$2,460,583	0.8

	Russia: 4.8%
619,248	Gazprom OAO ADR	8,205,036	2.6
295,049	Mobile Telesystems OJSC ADR	5,384,644	1.7
25,896	Other Securities	1,661,229	0.5
		15,250,909	4.8
	Singapore: 3.1%
540,000	Fraser and Neave Ltd.	2,881,249	0.9
351,000	Keppel Corp., Ltd.	3,090,542	0.9
282,000	United Overseas Bank Ltd.	4,054,095	1.3
		10,025,886	3.1
	South Africa: 7.1%
172,788	Impala Platinum Holdings Ltd.	3,825,911	1.2
1,001,104	Life Healthcare Group Holdings Ltd.	2,891,796	0.9
224,738	MTN Group Ltd.	4,035,841	1.3
273,053	Standard Bank Group Ltd.	4,014,280	1.3
1,001,812	Other Securities	7,819,735	2.4
		22,587,563	7.1
	South Korea: 10.1%
186,752	Hite Jinro Co. Ltd.	4,174,380	1.3
17,211	Posco	6,386,821	2.0
5,782	Samsung Electronics Co., Ltd.	6,217,754	1.9
749,035	Other Securities	15,492,552	4.9
		32,271,507	10.1
	Taiwan: 11.4%
5,793,000	Chinatrust Financial Holding Co., Ltd.	3,916,620	1.2
256,750	HTC Corp.	5,732,396	1.8
1,228,000	Quanta Computer, Inc.	3,023,350	1.0
1,976,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,407,987	1.7
2,000,000	Uni-President Enterprises Corp.	3,049,702	1.0
6,119,870	Other Securities	15,151,170	4.7
		36,281,225	11.4

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Thailand: 1.3%
355,400	PTT Plc.	$4,248,195	1.3

	United Kingdom: 1.6%
467,119	Eurasian Natural Resources Corp.	5,181,912	1.6

	United States: 0.5%
44,776	Other Securities	1,439,996	0.5
	Total Common Stock (Cost $330,766,290)	317,530,254	99.4

RIGHTS: 0.0%
	Taiwan: 0.0%
289,454	Other Securities	37,472	0.0
	Total Rights (Cost $—)	37,472	0.0
	Total Long-Term Investments (Cost $330,766,290)	317,567,726	99.4

SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
3,503,412	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,503,412)	3,503,412	1.1
	Total Short-Term Investments (Cost $3,503,412)	3,503,412	1.1

	Total Investments in Securities (Cost $334,269,702)	$321,071,138	100.5
	Liabilities in Excess of Other Assets	(1,506,494)	(0.5)

	Net Assets	$319,564,644	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 29, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

20

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

Cost for federal income tax purposes is $336,396,194.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$13,952,003
Gross Unrealized Depreciation	(29,277,059)

Net Unrealized Depreciation	$(15,325,056)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	6.3
Energy	14.5
Financials	24.3
Health Care	2.9
Industrials	6.7
Information Technology	11.2
Materials	9.1
Rights	0.0
Telecommunications	9.3
Utilities	7.1
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.5)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/29/2012
Asset Table
Investments, at value
Common Stock
Belgium	$—	$2,859,971	$—	$2,859,971
Brazil	47,777,682	—	—	47,777,682
Chile	5,203,188	—	—	5,203,188
China	1,747,637	53,347,724	—	55,095,361
Colombia	3,532,133	—	—	3,532,133
Czech Republic	2,749,656	2,049,424	—	4,799,080
Hong Kong	6,520,230	11,578,153	541,831	18,640,214
Hungary	—	1,545,612	—	1,545,612
India	—	9,895,941	—	9,895,941
Indonesia	—	16,688,007	—	16,688,007
Malaysia	—	9,332,504	—	9,332,504
Mexico	3,791,225	—	—	3,791,225
Peru	1,757,327	—	—	1,757,327
Poland	—	6,864,233	—	6,864,233
Qatar	—	2,460,583	—	2,460,583
Russia	15,250,909	—	—	15,250,909
Singapore	—	10,025,886	—	10,025,886
South Africa	2,455,383	20,132,180	—	22,587,563
South Korea	2,543,197	29,728,310	—	32,271,507
Taiwan	—	36,281,225	—	36,281,225
Thailand	—	4,248,195	—	4,248,195
United Kingdom	—	5,181,912	—	5,181,912
United States	1,439,996	—	—	1,439,996

Total Common Stock	94,768,563	222,219,860	541,831	317,530,254

Rights	—	37,472	—	37,472
Short-Term Investments	3,503,412	—	—	3,503,412

Total Investments, at value	$98,271,975	$222,257,332	$541,831	$321,071,138

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(1,141,743)	$—	$(1,141,743)

Total Liabilities	$—	$(1,141,743)	$—	$(1,141,743)

See Accompanying Notes to Financial Statements

21

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended February 29, 2012:

	Beginning Balance 2/28/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 2/29/2012
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$—	$—	$541,831	$—	$541,831

Total Investments, at value	$—	$—	$—	$—	$—	$—	$541,831	$—	$541,831

As of February 29, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the year ended February 29, 2012.
Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Emerging Markets High Dividend Equity Fund Written OTC Options on February 29, 2012

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
715,200	Barclays Bank PLC	Call on iShares MSCI Emerging Markets Index Fund	44.018	USD	03/16/12	$848,299	$(764,661)
717,900	Morgan Stanley	Call on iShares MSCI Emerging Markets Index Fund	43.980	USD	03/02/12	756,236	(377,082)

		Total Written OTC Options				$1,604,535	$(1,141,743)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 29, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,141,743

Total Liability Derivatives		$1,141,743

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended February 29, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Written options
Equity contracts	$4,366,992

Total	$4,366,992

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Written options
Equity contracts	$462,792

Total	$462,792

See Accompanying Notes to Financial Statements

22

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 29, 2012
% of Total Net Assets against which calls written	20.03%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	1,604,535
Value of calls	(1,141,743)

*	”Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the tax year ended December 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Emerging Markets High Equity Dividend Fund	NII	$0.1738
	ROC	$1.0262

NII - Net investment income

ROC - Return of capital

Of the ordinary distributions made during the year ended December 31, 2011, 2.80% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended December 31, 2011, 74.76% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2011:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$566,122	$0.0294	98.57%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992 - 0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	August 2010 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	August 2010 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	August 2010 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	August 2010 - Present	Retired.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	August 2010 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	August 2010 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	August 2010 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Trustee	August 2010 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	August 2010 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	August 2010 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is an Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds, under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	July 2010 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	July 2010 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	July 2010 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management LLC. (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	August 2006 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2010 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	July 2010 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (March 2012 - Present). Formerly, Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - March 2012) and Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	July 2010 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	July 2010 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	July 2010 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	July 2010 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	July 2010 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	July 2010 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	July 2010 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	July 2010 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	July 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	July 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	July 2010 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

28

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per

Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net

29

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DISTRIBUTIONS:

Declaration Date	Ex Date	Payable Date
March 15, 2012	April 2, 2012	April 16, 2012
June 15, 2012	July 2, 2012	July 16, 2012
September 17, 2012	October 1, 2012	October 15, 2012
December 17, 2012	December 27, 2012	January 15, 2013

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IHD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 29, 2012 was 12,503, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO is required to submit the Annual CEO Certification certifying that he was not aware, as of the date of submission, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

30

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC.

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

AR-UIHD	(0212-042012)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $24,500 for the year ended February 29, 2012.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KMPG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $2,400 for the year ended February 29, 2012.

(c)

Tax Fees: The aggregate fees billed in each the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,278 in the year ended February 29, 2012 . Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

3

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 17, 2011

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter
Training courses		✓	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[1]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated:         January 1, 2012 to December 31, 2012

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

12

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $1,233,678 for the year ended February 29, 2012 .

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.

II-13

Item 6.	Schedule of Investments

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Emerging Markets High Dividend Equity Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING Emerging Markets High Dividend Equity Fund as of February 29, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from April 26, 2011 (commencement of operations) to February 29, 2012 and have issued our unqualified report thereon dated April 26, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audit of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audit.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

April 26, 2012

PORTFOLIO OF INVESTMENTS
ING Emerging Markets High Dividend Equity Fund	as of February 29, 2012

Shares					Value	Percentage of Net Assets

COMMON STOCK:			99.4%
		Belgium:		0.9%
82,657		Oriflame Cosmetics S.A.			2,859,971	0 .9

		Brazil:		15.0%
281,636		Banco do Brasil S.A.			4,567,514	1.4
387,363		BM&F Bovespa S.A.			2,621,143	0.8
248,047		Cia Siderurgica Nacional S.A.			2,546,553	0.8
66,500		EDP - Energias do Brasil S.A.			1,626,438	0.5
552,200		Embraer SA			4,132,054	1.3
200,300		Estacio Participacoes SA			2,431,943	0.8
189,300		Itau Unibanco Holding S.A.			4,045,602	1.3
75,588		Lojas Renner SA			2,856,696	0.9
213,703		MRV Engenharia e Participacoes SA			1,714,851	0.5
260,209		Petroleo Brasileiro SA ADR			7,413,354	2.3
402,063		Porto Seguro SA			5,080,662	1.6
229,909		Tele Norte Leste Participacoes SA ADR			2,469,223	0.8
252,876		Vale SA			6,271,649	2.0

					47,777,682	15 .0

		Chile:		1.6%
12,784,176		Enersis SA			5,203,188	1 .6

		China:		17.2%
1,049,000		BOC Hong Kong Holdings Ltd.			2,926,027	0.9
6,432,000		China Communications Services Corp., Ltd.			3,298,039	1.0
2,743,000		China High Speed Transmission Equipment Group Co., Ltd.			1,812,840	0.6
1,512,800		China Pacific Insurance Group Co., Ltd.			5,430,992	1.7
3,272,000		China Petroleum & Chemical Corp.			3,721,488	1.2
3,172,000		China Resources Power Holdings Co.			6,228,562	2.0
3,402,000		China Shanshui Cement Group Ltd.			3,142,890	1.0
789,000	#,@	CITIC Securities Co. Ltd.			1,747,637	0.5
1,810,000		CNOOC Ltd.			4,109,801	1.3
2,678,000		Guangzhou Automobile Group Co. Ltd.			3,146,580	1.0
1,484,000		Harbin Power Equipment			1,707,427	0.5
6,687,000		Industrial and Commercial Bank of China Ltd.			4,879,270	1.5
1,942,000		Jiangsu Expressway Co. Ltd.			2,029,929	0.6
11,406,000		Kingdee International Software Group Co., Ltd.			3,059,000	1.0
4,129,000		Lonking Holdings Ltd			1,667,454	0.5
2,469,000		Parkson Retail Group Ltd.			2,935,960	0.9
11,346,000		Renhe Commercial Holdings Co. Ltd.			1,356,760	0.4
2,503,000		Zhejiang Expressway Co., Ltd.			1,894,705	0.6

					55,095,361	17 .2

		Colombia:		1.1%
60,700		Ecopetrol SA ADR			3,532,133	1 .1

		Czech Republic:		1.5%
63,676		CEZ A/S			2,749,656	0.9
10,500		Komercni Banka AS			2,049,424	0.6

					4,799,080	1 .5

		Hong Kong:		5.8%
5,094,000	X	Chaoda Modern Agriculture Holdings Ltd.			541,831	0.2
123,000		China Mobile Ltd. ADR			6,520,230	2.0
1,329,000		Chow Sang Sang Holdings International Ltd.			3,608,015	1.1
199,500		Hang Seng Bank Ltd.			2,788,779	0.9
757,000		Link Real Estate Investment Trust			2,835,285	0.9
3,268,000		United Laboratories International Holdings Ltd./The			2,346,074	0.7

					18,640,214	5 .8

		Hungary:		0.5%
8,599		Richter Gedeon Nyrt			1,545,612	0 .5

		India:		3.1%
799,373		NTPC Ltd.			2,948,733	0.9
495,608		Oil & Natural Gas Corp., Ltd.			2,959,659	0.9
414,951		Oriental Bank Of Commerce			2,375,387	0.8
83,076		Punjab National Bank			1,612,162	0.5

					9,895,941	3 .1

		Indonesia:		5.2%
891,500		Indo Tambangraya Megah PT			4,270,049	1.3
7,262,500		Indofood Sukses Makmur Tbk PT			4,092,731	1.3
10,436,500		Perusahaan Gas Negara PT			4,320,645	1.3
5,142,000		Telekomunikasi Indonesia Tbk PT			4,004,582	1.3

					16,688,007	5 .2

		Malaysia:		2.9%
1,295,600		Berjaya Sports Toto BHD			1,893,310	0.6
1,350,700		CIMB Group Holdings Bhd			3,218,139	1.0
1,477,300		IOI Corp. Bhd			2,659,261	0.8
343,600		Public Bank BHD			1,561,794	0.5

					9,332,504	2 .9

			Mexico:		1.2%
	3,155,144		America Movil SAB de CV			3,791,225	1 .2

			Peru:		0.6%
	14,300		Credicorp Ltd.			1,757,327	0 .6

			Poland:		2.1%
	3,383,047		Polskie Gornictwo Naftowe I Gazownictwo SA			3,972,305	1.2
	26,785		Powszechny Zaklad Ubezpieczen SA			2,891,928	0.9

						6,864,233	2 .1

			Qatar:		0.8%
	116,405		Commercial Bank of Qatar			2,460,583	0 .8

			Russia:		4.8%
	619,248		Gazprom OAO ADR			8,205,036	2.6
	25,896		Lukoil OAO ADR			1,661,229	0.5
	295,049		Mobile Telesystems OJSC ADR			5,384,644	1.7

						15,250,909	4 .8

			Singapore:		3.1%
	540,000		Fraser and Neave Ltd.			2,881,249	0.9
	351,000		Keppel Corp., Ltd.			3,090,542	0.9
	282,000		United Overseas Bank Ltd.			4,054,095	1.3

						10,025,886	3 .1

			South Africa:		7.1%
	297,976	@	Adcock Ingram Holdings Ltd.			2,455,383	0.8
	172,788		Impala Platinum Holdings Ltd.			3,825,911	1.2
	1,001,104		Life Healthcare Group Holdings Ltd.			2,891,796	0.9
	224,738		MTN Group Ltd.			4,035,841	1.3
	653,328		Sanlam Ltd.			2,680,570	0.8
	50,508		Sasol Ltd.			2,683,783	0.8
	273,053		Standard Bank Group Ltd.			4,014,279	1.3

						22,587,563	7 .1

			South Korea:		10.1%
	186,752		Hite Jinro Co. Ltd.			4,174,380	1.3
	94,160		Hyundai Development Co.			2,073,408	0.7
	169,840		Hyundai Securities Co.			1,673,381	0.5
	64,970		Kangwon Land, Inc.			1,493,358	0.5
	67,137		KB Financial Group, Inc.			2,465,331	0.8
	38,868		KT&G Corp.			2,543,197	0.8
	17,211		Posco			6,386,821	2.0
	5,782		Samsung Electronics Co., Ltd.			6,217,754	1.9
	79,980		Woongjin Coway Co., Ltd.			2,686,278	0.8
	234,080		Woori Finance Holdings Co., Ltd.			2,557,599	0.8

						32,271,507	10 .1

			Taiwan:		11.4%
	287,000		Catcher Technology Co., Ltd.			2,087,962	0.7
	1,114,000		Cheng Uei Precision Industry Co., Ltd.			2,654,447	0.8
	5,793,000		Chinatrust Financial Holding Co., Ltd.			3,916,620	1.2
	1,274,000		E Ink Holdings, Inc.			1,905,441	0.6
	670,000		Giant Manufacturing Co., Ltd.			2,871,392	0.9
	256,750		HTC Corp.			5,732,396	1.8
	1,252,170		Lite-On Technology Corp.			1,694,911	0.5
	513,000		Novatek Microelectronics Corp., Ltd.			1,527,661	0.5
	582,700		Powertech Technology, Inc.			1,331,341	0.4
	1,228,000		Quanta Computer, Inc.			3,023,350	1.0
	427,000		Synnex Technology International Corp.			1,078,014	0.3
	1,976,000		Taiwan Semiconductor Manufacturing Co., Ltd.			5,407,987	1.7
	2,000,000		Uni-President Enterprises Corp.			3,049,703	1.0

						36,281,225	11 .4

			Thailand:		1.3%
	355,400		PTT Plc.			4,248,195	1 .3

			United Kingdom:		1.6%
	467,119		Eurasian Natural Resources Corp.			5,181,912	1 .6

			United States:		0.5%
	44,776		Southern Copper Corp.			1,439,996	0 .5

			Total Common Stock
			(Cost $330,766,290)			317,530,254	99 .4

RIGHTS:				0.0%
			Taiwan:		0.0%
	289,454		Chinatrust Financial Holding Co., Ltd.			37,472	0 .0

			Total Rights
			(Cost $–)			37,472	0 .0

			Total Long-Term Investments
			(Cost $330,766,290)			317,567,726	99 .4

SHORT-TERM INVESTMENTS:				1.1%
			Mutual Funds:		1.1%
	3,503,412		BlackRock Liquidity Funds, TempFund, Institutional Class
			(Cost $3,503,412)			3,503,412	1 .1

			Total Short-Term Investments
			(Cost $3,503,412)			3,503,412	1 .1

Total Investments in Securities (Cost $334,269,702)	$321,071,138	100.5
Liabilities in Excess of Other Assets	(1,506,494)	(0 .5)

Net Assets	$319,564,644	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

	Cost for federal income tax purposes is $336,396,194.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$13,952,003
	Gross Unrealized Depreciation	(29,277,059)

	Net Unrealized Depreciation	$(15,325,056)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	6.3
Energy	14.5
Financials	24.3
Health Care	2.9
Industrials	6.6
Information Technology	11.2
Materials	9.1
Rights	0.0
Telecommunications	9.3
Utilities	7.2
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.5)

Net Assets	100 .0%

See Accompanying Notes to Financial Statements

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 8, 2012

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date: 07/10/03

Revision Date: 03/08/12

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

Effective Date: 07/10/03

Revision Date: 03/08/12

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

3

Effective Date: 07/10/03

Revision Date: 03/08/12

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

4

Effective Date: 07/10/03

Revision Date: 03/08/12

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring

5

Effective Date: 07/10/03

Revision Date: 03/08/12

case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present. The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.	Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

6

Effective Date: 07/10/03

Revision Date: 03/08/12

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.	Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

7

Effective Date: 07/10/03

Revision Date: 03/08/12

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

Effective Date: 07/10/03

Revision Date: 03/08/12

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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Revision Date: 03/08/12

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio

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management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the

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Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

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3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

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B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief

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statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Denise Lewis	Vice President and Head of Fund Accounting and Financial Reporting, ING Funds Services, LLC

Effective as of January 1, 2012

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

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Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

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(2)	Say on pay responsiveness. Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.	If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)	Say on frequency. Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)	Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated. Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)	Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)	Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

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Revision Date: 03/08/12

(8)	Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)	Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)	Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)	Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)	Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)	Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)	Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

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Revision Date: 03/08/12

(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

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Revision Date: 03/08/12

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Revision Date: 03/08/12

Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.

•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•

Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Revision Date: 03/08/12

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

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Revision Date: 03/08/12

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;

(2)	Does not impose supermajority vote requirements; and

(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in

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the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Effective Date: 07/10/03

Revision Date: 03/08/12

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

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Generally, vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•

Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable

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thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

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Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•

Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.

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•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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Revision Date: 03/08/12

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)	The issuer has provided adequate rationale and/or disclosure; or

(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns

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regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

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10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Adviser

12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the

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Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the

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past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

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Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•	At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•

In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet

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applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same

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two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the

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company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

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Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•

Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

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•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

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(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable; and

(3)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter

Effective Date: 07/10/03

Revision Date: 03/08/12

relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Effective Date: 07/10/03

Revision Date: 03/08/12

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

Effective Date: 07/10/03

Revision Date: 03/08/12

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Effective Date: 07/10/03

Revision Date: 03/08/12

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	It is editorial in nature;

•	Shareholder rights are protected;

•	There is negligible or positive impact on shareholder value;

•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•	The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	It reduces relevant disclosure to shareholders;

Effective Date: 07/10/03

Revision Date: 03/08/12

•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

Effective Date: 07/10/03

Revision Date: 03/08/12

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Nicolas Simar is Head of the Value team in the Equity Investments department. In this capacity he is responsible for all Value strategies. He started his career at the Banque Bruxelles Lambert now part of ING) as Investment Manager Fixed Income and moved three years later to the Equity team to manage the Euro High Dividend strategy. He holds a degree in Civil Engineering from the Université Catholique de Louvain and a degree in Business Administration from the Institut Français du Pétrole.

Manu Vandenbulck is a Senior Investment Manager and manages the Europe High Dividend Fund, focusing on the non-euro zone countries) since its inception in 2004. From 2001 to 2004, he was senior manager of equities and balanced portfolios at ING IM. Between 2000 and 2001, he was a private equity analyst for FLV Fund (Technology). He began his career as a fixed income manager. Manu has a degree in Economics, and is a Certified European Financial Analyst.

Willem van Dommelen joined ING Investment Management in 2002 as Portfolio Manager Institutional clients, where he advised and serviced around 80 Institutional Clients of ING. In 2004 Willem moved to the Structured Investments department. In the capacity of Senior Investment Manager he was responsible for the management of a broad range of structured mutual funds and the advice and implementation of hedging activities for ING affiliates. Currently Willem is Heading the Investment Managers team of the Systematic Beta column in the Structured Investment Strategy department. Willem obtained his Master’s degree in Economics from Tilburg University in 2002, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

Edwin Cuppen joined ING Investment Management in 2007 as an investment manager of Structured Investments. In the capacity of investment manager he is responsible for managing a range of structured mutual funds and the execution of transactions in derivatives portfolios. Edwin started his career as a trader in FX forwards and Money Market derivatives with ABN AMRO Bank in 2000 and recently he was a sales advisor in a broad range of Treasury products for Rabobank International servicing Corporate and Institutional clients. Edwin obtained his Master’s degree in Financial Management from Nyenrode University in Breukelen in 1999, specializing in Corporate Finance and Treasury. In addition, Edwin holds a RBA-degree (Certified European Financial Analyst) and CAIA designation (Chartered Alternative Investment Analyst).

Patrick den Besten is the Head of the Corporate Analytics-Emerging Markets team, a team of six bottom up focused global emerging markets analysts. He also co-manages the global emerging market equity strategies. Before joining the emerging market team he was Head of the Global Industrials and Materials Team and Deputy Head of the Global Sectors team (since 2006). Prior to this position, he focused on General Industrials and Basic Industries sectors in European Equities and was the sector coordinator for global basic materials, industrials and consumer durables. Before joining ING IM B.V., he worked at AEGON Asset Management where he was involved in tactical asset allocation and equity strategy. Patrick graduated ‘cum laude’ in Financial Economics from the University of Tilburg in 1997.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2011, unless otherwise noted:

ING Emerging Markets High Dividend Equity Fund		Mutual Funds	Trusts, Sep Accts and Stable Value	Other Accounts, IIM Managed
		Registered Investment Companies	Other Pooled Investment Vehicles and Alternative

	Portfolio Manager	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)
IIM BV	Manu Vandenbulck	2 accounts /$1,300 million	2 accounts /$518 million	0/0
	Nicolas Simar	3 accounts /$1,350 million	4 accounts / $1,450 million	0/0
	Patrick den Besten	1 account / $290 million	2 accounts / $1,300 million	0/0
	Willem van Dommelen	5 accounts /$1,380 million	130 accounts / $13,000 million	0/0
	Edwin Cuppen	5 accounts /$1,380 million	21 accounts / $7,200 million	0/0

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM, ING IM Europe and ING IM Asia/Pacific have each adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

(a) (3) Compensation

ING IM

Compensation for ING IM generally consists of (a) a fixed base salary; (b) a bonus which is based on INGIM’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) ex USA IndexSM and, where applicable, peer groups including, but not limited to, Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow). The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

ING IM Europe

Within ING IM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on ING IM Europe’s performance as well as the 1-year pre-tax performance of the accounts that the portfolio managers are primarily and jointly responsible for, relative to the performance of the accounts’ benchmarks. In addition, the portfolio managers are offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 80% attributable to their specific team results.

ING IM Asia/Pacific

Compensation for portfolio managers employed by ING IM Asia/Pacific generally consists of (a) fixed base salary; (b) bonus which is based on ING IM Asia/Pacific’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (as described below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM Asia/Pacific’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM Asia/Pacific’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. Relevant peer groups include Morningstar Pacific/Asia-Ex Japan Stock funds and Lipper category China Region funds. The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

(a) (4) Ownership of Securities

Ownership:
Portfolio Manager	Dollar Range of Trust Shares Owned
Manu Vandenbulck	None
Nicolas Simar	None
Patrick den Besten	None
Willem van Dommelen	None
Edwin Cuppen	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(l)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)		The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

	(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Emerging Markets High Dividend Equity Fund

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 3, 2012